SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) April 19 2011

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced first quarter results through March 31, 2011.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated April 19, 2011, announcing the first quarter results through March 31, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: April 19, 2011

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE FIRST QUARTER OF 2011

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) continued its positive earnings momentum in the first quarter of 2011 by reporting net income of $1,263,000 or $0.05 per diluted common share.  This represents a significant improvement of $2.2 million from the first quarter 2010 net loss of $918,000 or ($0.06) per diluted common share.  The following table highlights the Company’s financial performance for the quarters ended March 31, 2011 and 2010:

	First Quarter 2011	First Quarter 2010	Change

Net income (loss)	$1,263,000	($918,000)	$2,181,000
Diluted earnings per share	$ 0.05	($ 0.06)	$ 0.11

Glenn L. Wilson, President and Chief Executive Officer, commented on the first quarter 2011 financial results: “Continued improvements in asset quality were a key factor causing our increased earnings in the first quarter of 2011.  Non-performing assets declined by $5 million during the first quarter of 2011 as a result of our successful ongoing problem credit resolution efforts and they now represent 1.45% of total loans.  With excellent liquidity, a tier one capital to assets ratio of 11.40% and loan loss reserve coverage of non-performing loans of 206%, I believe that AmeriServ Financial is conservatively positioned to take advantage of an improving economy in 2011.  We are keenly focused on providing superior client service and expanding relationships in our major business lines:  Retail, Commercial, Trust and Wealth Management.”

The Company’s net interest income in the first quarter of 2011 decreased by $155,000 or 1.9% from the prior year’s first quarter.  The Company’s first quarter 2011 net interest margin of 3.70% was eight basis points lower than the 2010 first quarter margin of 3.78% but was unchanged from the more recent fourth quarter 2010 net interest margin which also totaled 3.70%.  Reduced loan balances were the primary factor causing the drop in both net interest income and net interest margin between first quarter periods.  Specifically, total loans averaged $661 million in the first quarter of 2011 a decrease of $56 million or 7.8% from the first quarter of 2010.  The lower balances reflect the results of the Company’s focus on reducing its commercial real estate exposure and non-performing assets during this period along with weak commercial loan demand.  The Company has strengthened its excellent liquidity position by electing to reinvest these net loan paydowns in high quality investment securities and fed funds sold whose average balance has increased by $52 million over this same period.  Careful management of funding costs has allowed the Company to mitigate a significant portion of the drop in interest revenue during the past twelve months.  Specifically, quarterly interest expense has declined by $714,000 since the first quarter of 2010 due to reduced deposit costs and a lower borrowed funds position.  This reduction in deposit costs has not impacted average deposit balances which have increased by $26 million or 3.3% during this same period.  The Company is pleased that $16 million of this deposit growth has occurred in non-interest bearing demand deposit accounts whose balances have grown by 13.8% since the first quarter of 2010.  The Company believes that uncertainties in the economy have contributed to growth in deposits as consumers and businesses have looked for safety and liquidity in well capitalized community banks like AmeriServ Financial.

The improvements in asset quality evidenced by lower levels of non-performing assets and classified loans allowed the Company to reverse a portion of the allowance for loan losses into earnings in the first quarter of 2011 while still increasing coverage ratios.  During the first quarter, total non-performing assets decreased by $5.0 million to $9.3 million or 1.45% of total loans as a result of successful resolution efforts.  Classified loans rated substandard or doubtful also dropped by $8.6 million or 21.8% during this same period.  As a result of this improvement, the Company recorded a negative provision for loan losses of $600,000 in the first quarter of 2011 compared to a $3.1 million provision in the first quarter of 2010.  Actual credit losses realized through net charge-offs in the first quarter of 2011 totaled $1.1 million or 0.70% of total loans which was comparable with the net charge-offs realized in the first quarter of 2010.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing, delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided 206% coverage of non-performing loans and was 2.80% of total loans at March 31, 2011, compared to 145% of non-performing loans and 2.91% of total loans at December 31, 2010.

The Company’s non-interest income in the first quarter of 2011 decreased by $195,000 or 5.9% from the prior year’s first quarter.  The largest factor causing the decline between periods was a $358,000 loss realized on the sale of $17 million of investment securities in the first quarter of 2011.  The Company took advantage of a steeper yield curve to position the investment portfolio for better future earnings by selling some of the lower yielding, longer duration securities in the portfolio and replacing them with higher yielding securities with a shorter duration.  The other item contributing to the decrease in non-interest income was a reduced level of deposit service charges which were down by $100,000 in the first quarter of 2011.  Deposit service charges were negatively impacted by regulatory changes which took effect in mid-2010 and were designed to limit customer overdraft fees on debit card transactions.  Also, customers have maintained higher balances in their checking accounts which have contributed to fewer overdraft fees in 2011.   These negative items were partially offset by increased revenue generated on residential mortgage loan sales into the secondary market, greater wealth management revenue, and higher other income.  As a result of increased mortgage loan production, the realized gain on loan sales was $131,000 higher in the first quarter of 2011.  Trust and investment advisory fees increased by $113,000 as these wealth management businesses benefitted from increased equity values in the first quarter of 2011.  The improvement in other income resulted primarily from an $80,000 gain realized on the sale of an other real estate owned property.

Total non-interest expense in the first quarter of 2011 increased by $155,000 or 1.6% from the prior year’s first quarter.  Salaries and employee benefits costs increased by $301,000 due to higher medical insurance costs, increased pension expense, and greater incentive compensation expense reflecting greater commission payments related to the residential mortgage activity.  Other expenses declined by $187,000 due to a reduction in costs associated with the reserve for unfunded loan commitments and lower telephone expense resulting from the implementation of technology enhancements.  Professional fees also dropped by $122,000 in the first quarter of 2011 due to reduced legal fees and lower consulting expenses in the Trust Company.  Finally, the Company recorded an income tax expense of $489,000 in the first quarter of 2011 compared to an income tax benefit of $475,000 recorded in the first quarter of 2010 due to the pretax loss in last year’s first quarter.

ASRV had total assets of $961 million and shareholders’ equity of $108 million or a book value of $4.12 per common share at March 31, 2011.  The Company continued to maintain strong capital ratios that considerably exceed the regulatory defined well capitalized status with a risk based capital ratio of 16.90%, an asset leverage ratio of 11.40% and a tangible common equity to tangible assets ratio of 7.89% at March 31, 2011.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

March 31, 2011

(In thousands, except per share and ratio data)

(Unaudited)

2011

1QTR

PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,263
Net income available to common shareholders	973

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.54%
Return on average equity	4.77
Net interest margin	3.70
Net charge-offs as a percentage of average loans	0.70
Loan loss provision as a percentage of average loans	(0.37)
Efficiency ratio	89.53

PER COMMON SHARE:
Net income:
Basic	$0.05
Average number of common shares outstanding	21,208
Diluted	0.05
Average number of common shares outstanding	21,230

2010

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$(918)	$477	$609	$1,114	$1,282
Net income (loss) available to common shareholders	(1,209)	187	318	825	121

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	(0.39)%	0.20%	0.25%	0.46%	0.13%
Return on average equity	(3.47)	1.79	2.24	4.06	1.19
Net interest margin	3.78	3.83	3.70	3.70	3.79
Net charge-offs as a percentage of average loans	0.69	1.13	0.56	0.57	0.74
Loan loss provision as a percentage of average loans	1.72	0.68	0.57	-	0.75
Efficiency ratio	85.42	84.33	84.67	88.18	85.66

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.01	$0.02	$0.04	$0.01
Average number of common shares outstanding	21,224	21,224	21,224	21,224	21,224
Diluted	(0.06)	0.01	0.02	0.04	0.01
Average number of common shares outstanding	21,224	21,245	21,225	21,224	21,226

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2011

1QTR
PERFORMANCE DATA AT PERIOD END
Assets	$961,067
Short-term investment in money market funds	2,379
Investment securities	195,272
Loans	644,836
Allowance for loan losses	18,025
Goodwill	12,613
Deposits	816,528
FHLB borrowings	9,736
Shareholders’ equity	108,170
Non-performing assets	9,328
Asset leverage ratio	11.40%
Tangible common equity ratio	7.89
PER COMMON SHARE:
Book value (A)	$4.12
Market value	2.37
Trust assets – fair market value (B)	$1,410,755

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	351
Branch locations	18
Common shares outstanding	21,207,670

2010

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$960,817	$962,282	$963,169	$948,974
Short-term investment in money market funds	2,105	4,216	3,611	3,461
Investment securities	150,073	157,057	165,291	172,635
Loans	712,929	693,988	699,394	678,181
Allowance for loan losses	21,516	20,737	20,753	19,765
Goodwill and core deposit intangibles	12,950	12,950	12,950	12,950
Deposits	802,201	809,177	818,150	801,216
FHLB borrowings	25,296	17,777	13,119	14,300
Shareholders’ equity	106,393	108,023	108,391	107,058
Non-performing assets	20,322	19,815	25,267	14,364
Asset leverage ratio	11.01%	11.08%	11.07%	11.20%
Tangible common equity ratio	7.70	7.83	7.86	7.85
PER COMMON SHARE:
Book value (A)	$4.04	$4.11	$4.13	$4.07
Market value	1.67	1.61	1.81	1.58
Trust assets – fair market value (B)	$1,398,215	$1,329,495	$1,341,699	$1,366,929

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353	355	355	348
Branch locations	18	18	19	18
Common shares outstanding	21,223,942	21,223,942	21,223,942	21,207,670

NOTES:

(A) Preferred stock received through the Capital Purchase Program is excluded from the book value per common share calculation.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2011

1QTR
INTEREST INCOME
Interest and fees on loans	$9,083
Total investment portfolio	1,513
Total Interest Income	10,596

INTEREST EXPENSE
Deposits	2,294
All borrowings	336
Total Interest Expense	2,630

NET INTEREST INCOME	7,966
Provision (credit) for loan losses	(600)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,566

NON-INTEREST INCOME
Trust fees	1,556
Net realized gains (losses) on investment securities	(358)
Net realized gains on loans held for sale	262
Service charges on deposit accounts	472
Investment advisory fees	198
Bank owned life insurance	216
Other income	759
Total Non-interest Income	3,105

NON-INTEREST EXPENSE
Salaries and employee benefits	5,500
Net occupancy expense	757
Equipment expense	429
Professional fees	980
FDIC deposit insurance expense	462
Other expenses	1,791
Total Non-interest Expense	9,919

PRETAX INCOME	1,752
Income tax expense	489
NET INCOME	1,263
Preferred stock dividends and accretion of preferred stock	290
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$973

2010

	1QTR	2QTR	3QTR	3QTR	YEAR
INTEREST INCOME					TO DATE
Interest and fees on loans	$10,020	$9,984	$9,592	$9,500	$39,096
Total investment portfolio	1,445	1,466	1,468	1,356	5,735
Total Interest Income	11,465	11,450	11,060	10,856	44,831

INTEREST EXPENSE
Deposits	2,927	2,833	2,668	2,517	10,945
All borrowings	417	409	369	349	1,544
Total Interest Expense	3,344	3,242	3,037	2,866	12,489

NET INTEREST INCOME	8,121	8,208	8,023	7,990	32,342
Provision for loan losses	3,050	1,200	1,000	-	5,250
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,071	7,008	7,023	7,990	27,092

NON-INTEREST INCOME
Trust fees	1,454	1,373	1,357	1,387	5,571
Net realized gains on investment securities	65	42	50	-	157
Net realized gains on loans held for sale	131	159	278	390	958
Service charges on deposit accounts	572	611	565	536	2,284
Investment advisory fees	187	167	171	188	713
Bank owned life insurance	254	258	260	455	1,227
Other income	637	778	832	810	3,057
Total Non-interest Income	3,300	3,388	3,513	3,766	13,967

NON-INTEREST EXPENSE
Salaries and employee benefits	5,199	5,236	5,415	5,752	21,602
Net occupancy expense	736	639	620	696	2,691
Equipment expense	418	427	401	434	1,680
Professional fees	1,102	1,114	1,034	1,113	4,363
FDIC deposit insurance expense	331	341	430	473	1,575
Other expenses	1,978	2,029	1,874	1,905	7,786
Total Non-interest Expense	9,764	9,786	9,774	10,373	39,697

PRETAX INCOME (LOSS)	(1,393)	610	762	1,383	1,362
Income tax expense (benefit)	(475)	133	153	269	80
NET INCOME (LOSS)	(918)	477	609	1,114	1,282
Preferred stock dividends and accretion of preferred stock	291	290	291	289	1,161
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(1,209)	$187	$318	$825	$121

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2011

2010

	1QTR	1QTR
Interest earning assets:
Loans and loans held for sale, net of unearned income	$661,061	$717,247
Deposits with banks	1,786	1,711
Short-term investment in money market funds	3,855	4,545
Federal funds sold	14,178	2,394
Total investment securities	188,537	148,399

Total interest earning assets	869,417	874,296

Non-interest earning assets:
Cash and due from banks	15,555	15,433
Premises and equipment	10,483	9,449
Other assets	79,615	79,643
Allowance for loan losses	(19,834)	(20,793)

Total assets	$955,236	$958,028

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$55,092	$57,365
Savings	78,545	75,287
Money market	185,933	187,276
Other time	360,137	350,229
Total interest bearing deposits	679,707	670,157
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short- term borrowings	424	5,490
Advanced from Federal Home Loan Bank	9,743	32,494
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085
Total interest bearing liabilities	702,959	721,226

Non-interest bearing liabilities:
Demand deposits	133,049	116,954
Other liabilities	11,859	12,620
Shareholders’ equity	107,369	107,228
Total liabilities and shareholders’ equity	$955,236	$958,028